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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         June 25, 1997
                                                 ------------------------------



                         SEARCH FINANCIAL SERVICES INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



         DELAWARE                   0-9539                    41-1356819
-----------------------------  ------------------  -----------------------------
(State or other jurisdiction    (Commission File            (I.R.S. Employer
 jurisdiction of incorporation)     Number)                 Identification No.)

        600 N. PEARL STREET
            SUITE 2500
           DALLAS, TEXAS                                   75201-2899
---------------------------------------------   --------------------------------
  (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      (214) 965-6000
                                                   ----------------------------



                                 NOT APPLICABLE
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On June 25, 1997, Registrant entered into a letter agreement with MS Financial, Inc. (the "Amendment") amending the Agreement and Plan of Merger (the "Merger Agreement") dated as of February 7, 1997 by and among Registrant, Search Capital Acquisition Corp. and MS Financial, Inc. ("MS") pursuant to which a wholly-owned subsidiary of Registrant will merge into MS (the "Merger"), resulting in MS becoming a wholly-owned subsidiary of Registrant. In the Merger, each outstanding share of common stock of MS will be converted at the effective time of the Merger into the right to receive a fraction (the "Exchange Ratio") of a share of common stock of Registrant determined by reference to the average price per share of the common stock of Registrant for the 10 day-trading period ending on the fifth business day prior to the special meeting of stockholders of MS at which the Merger Agreement will be considered for adoption (the "Average Trading Price"). Pursuant to the Amendment, the Exchange Ratio will equal $1.63 (the "Per Share Amount") divided by the Average Trading Price, subject to a maximum of .37 and a minimum of .28. The price adjustment provisions of the Merger Agreement have been deleted.

     The Merger is expected to be consummated promptly following receipt of stockholder approval expected in late July and the satisfaction of other customary closing conditions, including finalization of arrangements with MS' lenders. Approval of the Merger by MS' stockholders requires the affirmative vote of a majority of the outstanding shares of common stock of MS. Pursuant to a Stockholders Agreement dated as of February 7, 1997 (the "Stockholders Agreement"), MS' principal stockholders, which together own approximately 77% of MS' outstanding common stock, have agreed to vote their shares in favor of the Merger.

                                      -2-

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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (C)      EXHIBITS.



  Exhibit No.     Description
  ----------      -----------

      2.1         Letter Agreement dated June 25, 1997 by and among Search
                  Financial  Services Inc., Search Capital Acquisition Corp.
                  and MS Financial, Inc.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SEARCH FINANCIAL SERVICES INC.



                                   By:            /s/ Ellis A. Regenbogen
                                            -----------------------------------
                                            Ellis A. Regenbogen
                                            Executive Vice President

Dated:   July 9, 1997


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                                 EXHIBIT INDEX




  Exhibit No.     Description
  ----------      -----------

      2.1         Letter Agreement dated June 25, 1997 by and among Search
                  Financial Services Inc., Search Capital Acquisition Corp.
                  and MS Financial, Inc.
